EXHIBIT 10.14

AMENDMENT NUMBER TWO TO THE FLOWSERVE CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
AS AMENDED AND RESTATED NOVEMBER 2, 2018

WHEREAS, Flowserve Corporation (“Flowserve”) maintains the Flowserve Corporation Supplemental Executive Retirement Plan, as amended and restated November 2, 2018 (as amended, the“Plan”);

WHEREAS, pursuant to Section 9.1 of the Plan, the Board of Directors may amend the Plan;

WHEREAS, in an effort to align the terms of the Company’s non-qualified retirement plans and clarify certain provisions thereunder, the Company now desires to amend the Plan to revise (i) the definitions of the terms “Beneficiary” and “Change in Control” set forth in the Plan and (ii) the category of domestic relations orders pursuant to which benefits under the Plan can be transferred; and

WHEREAS, the Board of Directors has previously delegated all settlor and administrative authority, including the power to amend the Plan, to the Organization & Compensation Committee, which has in turn delegated the authority to amend the Plan to the Company’s Pension and Investment Committee (the “Committee”).

NOW, THEREFORE, pursuant to the powers enumerated in Section 9.1 of the Plan, the Committee hereby amends the Plan in accordance with the foregoing as follows, effective as of January 1, 2024:

1. Section 2.1(a) is hereby amended by adding the following new sentence to the end of such section:
“In the absence of a properly designated Beneficiary or if such Beneficiary has predeceased the Participant, the “Beneficiary” shall be the Participant’s estate.”

2. Section 2.1(c) is deleted in its entirety and replaced with the following:

“(c) “Change in Control” shall have the meaning ascribed to it under the Company’s 2020 Long- Term Incentive Plan; provided that for purposes of this Plan, such Change in Control must also qualify as a “change in control” within the meaning of Code Section 409A(a)(2)(A)(v).”

3. Section 8.1 is hereby amended by replacing “except pursuant to a “Qualified Domestic Relations Order”, as such term is defined under ERISA” with “except pursuant to a “Domestic Relations Order”, as such term is defined in Code Section 414(p)(1)(B)”.

IN ALL RESPECTS NOT AMENDED HEREIN, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Flowserve Corporation has caused this amendment to be executed by its duly authorized officer.

FLOWSERVE CORPORATION

By: /s/  Susan C. Hudson
Susan Hudson
Senior Vice President & Chief Legal Officer

15-Dec-2023
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Dated